Exhibit 10.1

FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (the “First Amendment”) is dated as of January 28, 2021 (the “Effective Date”), by and among KOSS CORPORATION, a Delaware Corporation (“Borrower”) and TOWN BANK, N.A. (also known as Town Bank, “Bank”; Borrower and Bank are collectively referred to herein as the “Parties”) and amends a “Revolving Credit Agreement” dated as of May 14, 2019 (the “Credit Agreement”).

RECITALS

A.     Borrower has requested and Bank has agreed, subject to the terms of this First Amendment, to: (i) amend the interest rate applicable to the Revolving Credit Note, and (ii) extend the Maturity Date of the Revolving Credit Note.

B.     Capitalized terms that are not otherwise defined herein shall take on the meaning given to such terms in the Credit Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in consideration of the mutual agreements contained herein, the Parties agree as follows:

AMENDMENT

ARTICLE I.     AMENDMENT TO CREDIT AGREEMENT

1.     Amendment to Subsection 1.3(b) of the Credit Agreement. Subsection 1.3(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(b)     The Revolving Credit Note shall accrue interest before the Maturity Date at an annual rate equal to the Prime Rate (as defined below) minus one hundred fifty (150) basis points (1.50%) which rate will change from time to time as of the first Business Day of each calendar month, if the Prime Rate has changed.

2.     Creation of Subsection 5.1(e) of the Credit Agreement. Subsection 5.1(e) of the Credit Agreement is hereby created as follows (and will be inserted immediately after Subsection 5.1(d) of the Credit Agreement):

(e)     Within forty-five (45) calendar days after the end of each calendar year, copies of life insurance policy illustrations for the following life insurance policies:

(i) #X-XXX-XXX (John C. Koss);

(ii) #XX-XXX-XXX (John C. Koss);

(iii) #XX-XXX-XXX (John C. Koss, Jr.);

(iv) #XX-XXX-XXX (Michael J. Koss);

(v) #XX-XXX-XXX (John C. Koss, Jr.); and

(vi) #XX-XXX-XXX (Michael J. Koss).

3.     Amendment to Subsection 7.1(i) of the Credit Agreement. Subsection 7.1(i) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(i)     “Maturity Date” means October 31, 2022.

4.     Amendment to Subsection 7.1(k) of the Credit Agreement. Subsection 7.1(k) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(k)     Intentionally Deleted.

5.     Creation of Subsection 7.1(m-1) of the Credit Agreement. Subsection 7.1(m-1) of the Credit Agreement is hereby created as follows (and shall be inserted in between Subsections 7.1(m) and 7.1(n) of the Credit Agreement):

(m-1)     “Prime Rate” means the “prime rate” as published in the Wall Street Journal on the first Business Day of each calendar month and effective on the same day. Bank’s determination of the Prime Rate shall be conclusive and final, absent manifest error, and shall remain fixed during such one-month interest period. Notwithstanding any provision to the contrary herein, under no circumstance will the Prime Rate be less than 2.99% per annum.

ARTICLE II.         CONDITIONS

This First Amendment shall be effective upon the satisfaction of the following conditions:

1.     Amendment. Bank shall have received a fully-executed, original version of this First Amendment.

2.     Payment of Lender’s Fee and Costs. Bank shall have received payment in immediately available funds, of all fees and costs of Bank, including, without limitation, all attorneys’ fees and expenses incurred or paid by Bank in connection with the preparation of this First Amendment and all ancillary documents related hereto.

ARTICLE III.         MISCELLANEOUS

1.     Recitals. The RECITALS set forth above are true, accurate and incorporated into the body of this First Amendment by reference.

2.     Counterparts; Signatures. This First Amendment may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same agreement. This First Amendment may be executed in facsimile or electronic copy with the same binding effect as the original, but any party may request a paper original for its files and the other parties hereto shall be obligated to accommodate such a request.

3.     Representation and Warranty. Borrower represents and warrants to Bank that the execution and delivery of this First Amendment is within its corporate power, has been duly authorized by proper organizational action on the part of Borrower, is not in violation of any existing law, rule or regulation of any governmental agency or authority, any order or decision of any court, the Articles of Incorporation or Bylaws of Borrower or the terms of any agreement, restriction or under-taking to which Borrower is a party or by which it is bound, and does not require any approval or consent of the board of directors or shareholders of Borrower, any governmental body, agency or authority or any other person or entity that have not already been obtained by Borrower.

4.     Entire Agreement; Applicable Law. The Credit Agreement, as amended by this First Amendment is the entire agreement between the Parties with respect to the matters contained therein, the other Loan Documents, and herein, and this First Amendment supersedes any prior discussions with respect to such an amendment. This First Amendment shall be governed by and construed in accordance with the internal laws of the State of Wisconsin without application of conflicts of laws.

5.     Headings. Paragraph headings used in this First Amendment are for convenience only and shall not affect the construction of this First Amendment.

IN WITNESS WHEREOF, the Parties have executed this First Amendment as of the Effective Date.

TOWN BANK, N.A.

By: /s/ Casey Wendt

Casey C. Wendt, Senior Vice President

KOSS CORPORATION, a Delaware corporation

By: /s/ David Smith

David Smith, CFO and Secretary